UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 12, 2020

MIKROS SYSTEMS CORPORATION

(Exact Name of Registrant Specified in Charter)

Delaware State or Other Jurisdiction of Incorporation of Organization)	000-14801 (Commission File Number)	14-1598200 (IRS Employer Identification Number)

707 Alexander Road Building 2, Suite 208 Princeton, NJ (Address of Principal Executive Offices)	08540 (Zip Code)

Registrant’s telephone number, including area code (609) 987-1513

(Former Name or Former Address, if Changed Since Last Report)

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On November 12, 2020, Mikros Systems Corporation, a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), with McKean Defense Group, Inc., a Delaware corporation (“McKean Defense”), and Gyro Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of McKean Defense (“Merger Sub”), pursuant to which, among other things, Merger Sub will merge with and into the Company, with the Company surviving as a wholly owned subsidiary of McKean Defense (the “Merger”).

At the effective time of the Merger, each share of the Company’s common stock issued and outstanding immediately prior to the effective time (other than (i) shares owned directly by McKean Defense, Merger Sub or any direct or indirect wholly owned subsidiary of McKean Defense; and (ii) shares held by stockholders who have not voted in favor of approval of the Merger and have demanded and perfected, and not withdrawn or lost, their right to dissent from the Merger and be paid the fair value of their shares of Company common stock under Delaware law) will be automatically cancelled and converted into the right to receive payment in cash of $0.13 per share (the per-share merger consideration), less any applicable taxes required to be withheld. At the effective time of the Merger, each then-outstanding restricted stock award, shall have any restrictions lapse, whether or not vested, will be cancelled and converted into the right to receive an amount in cash equal to the product of (i) the total number of shares of Company common stock subject to the restricted stock award and (ii) the per-share merger consideration (less any applicable withholding taxes).

Consummation of the Merger is subject to customary conditions, including (i) the approval by the holders of a majority of the issued and outstanding shares of common stock of the Company (the “Requisite Stockholder Approval”); (ii) any mandatory required consent or approval shall have been obtained; (iii) the Company having Excess Cash (as defined in the Merger Agreement) at the time of closing of at least $1.5 million; and (iv) the absence of any law or order restraining, enjoining, rendering illegal or otherwise prohibiting the Merger.

The Merger Agreement contains a customary “no shop” provision that, in general, restricts the Company’s ability to solicit alternative acquisition proposals from third parties and to provide non-public information to and engage in discussions or negotiations with third parties regarding alternative acquisition proposals. The “no shop” provision is subject to a customary “fiduciary out” provision that allows the Company, under certain circumstances and in compliance with certain obligations, to provide non-public information and engage in discussions and negotiations with respect to an unsolicited alternative acquisition proposal that constitutes or that would reasonably be expected to lead to a Superior Company Proposal (as defined in the Merger Agreement).

The Merger Agreement contains certain customary termination rights for the Company and McKean Defense. The Merger Agreement may be terminated by either party if (i) the Merger is not consummated within six months, subject to a three-month extension if required to remove an applicable injunction or restraint ; (ii) the Merger becomes subject to a final, non-appealable law or order restraining, enjoining, rendering illegal or otherwise prohibiting the Merger; or (iii) the Requisite Shareholder Approval is not obtained following a vote of stockholders taken thereon. Upon termination of the Merger Agreement under specified circumstances, including with respect to the Company’s entry into an agreement with respect to a Superior Company Proposal, the Company will be required to pay McKean Defense a termination fee of $175,000.

The representations, warranties, and covenants of the Company contained in the Merger Agreement have been made solely for the benefit of McKean Defense and Merger Sub. In addition, such representations, warranties and covenants (i) have been made only for purposes of the Merger Agreement; (ii) have been qualified by (a) matters specifically disclosed in the Company’s filings with the Securities and Exchange Commission (the “SEC”) prior to the date of the Merger Agreement and (b) disclosures made to McKean Defense and Merger Sub in the disclosure letter delivered in connection with the Merger Agreement; (iii) are subject to materiality qualifications contained in the Merger Agreement, which may differ from what may be viewed as material by investors; (iv) were made only as of the date of the Merger Agreement or, in the event the closing occurs, as of the date of the closing, or such other date as is specified in the Merger Agreement; and (v) have been included in the Merger Agreement for the purpose of allocating risk between the contracting parties rather than establishing matters as fact. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding the Company or its business.

Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Company that is or will be contained in, or incorporated by reference into, the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other documents that the Company files with the SEC.

In connection with the Merger Agreement, on November 12, 2020 Thomas J. Meaney, the Chief Executive Officer and a director of the Company, entered into a non-competition and non-solicitation agreement with McKean Defense, which, for a period of (12) months from the consummation of the Merger, prohibits Mr. Meaney from engaging in competitive business activity with McKean Defense and soliciting or attempting to do business with any person who is, or was, during the most recent twelve (12) month period, a customer, employee, officer, or agent of McKean Defense or any of it subsidiaries.

In connection with the Merger Agreement, on November 12, 2020, the Company and Mark J. Malone, the Chief Financial Officer and a director of the Company, entered into a Settlement and Release Agreement (the “Malone Agreement”) acknowledging that payment to Mr. Malone required by that certain letter agreement between the Company and Mr. Malone dated July 29, 2020 in the event of a change of control of the Company or the termination of Mr. Malone’s employment other than for cause shall be in complete satisfaction of amounts due and owing under such letter agreement.

Concurrently with the Merger Agreement, each of the Company’s directors and certain executive officers entered into a letter agreement (the “Affiliate Agreement”) with McKean Defense whereby they each agreed to vote or cause to be voted all of the shares each beneficially owns in favor of approval and adoption of the Merger Agreement, the Merger, and the transaction contemplated thereby, among other things.

The foregoing summaries of the Merger Agreement and the Affiliate Agreement and the transactions contemplated thereby do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the Merger Agreement and Affiliate Agreement filed as Exhibit 2.1 and Exhibit 99.1 hereto, respectively, and incorporated herein by reference.

The foregoing summary of the Malone Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in their entirety by, the full text of the Bristow Employment Agreement and the Malone Agreement which will be filed as exhibits to the Company’s Quarterly Report on Form 10-Q for the three-month period ended September 30, 2020.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Merger Agreement, on November 12, 2020, the Company and Walter T. Bristow, the Chief Operating Officer and President of the Company, entered into an Employment Agreement (the “Bristow Employment Agreement”) to serve as President of the Company effective upon closing of the Merger. The Bristow Employment Agreement is for a term of one (1) year and automatically extends for additional successive one-year periods unless the Company or Mr. Bristow provides at least sixty (60) days written notice of non-renewal prior to the expiration of any term. The Bristow Employment provides for an annual base salary of $225,000, an annual discretionary bonus, and a one time bonus of $12,000 if Mr. Bristow remains continuously employed by the Company for six (6) months.

The foregoing summary of the Bristow Employment Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by reference to the full text of the Bristow Employment Agreement which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the three-month period ended September 30, 2020.

Item 8.01.	Other Events.

On November 12, 2020, the Company and McKean Defense issued a joint press release announcing that they entered into the Merger Agreement. A copy of the joint press release is filed as Exhibit 99.2 hereto and incorporated by reference.

Important Additional Information

In connection with the proposed merger, the Company intends to file relevant materials with the SEC, including a preliminary proxy statement on Schedule 14A. Following the filing of the definitive proxy statement with the SEC, the Company will mail or otherwise make available the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed Merger. STOCKHOLDERS ARE URGED TO CAREFULLY READ THESE MATERIALS IN THEIR ENTIRETY (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY FILES WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER AND THE PARTIES TO THE PROPOSED MERGER. The proxy statement and other relevant materials (when available), and any and all documents filed by the Company with the SEC, may also be obtained for free at the SEC’s website at www.sec.gov. Security holders may also obtain free copies of the documents filed by the Company with the SEC by contacting our Vice President of Finance, Secretary and Treasurer at Mikros Systems Corporation, 707 Alexander Road, Suite 208, Princeton, New Jersey.

Participants in the Solicitation

This document does not constitute a solicitation of proxy, an offer to purchase or a solicitation of an offer to sell any securities. The Company, its directors, executive officers and certain employees may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed Merger. Information about the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of the Company’s stockholders in connection with the proposed Merger, and any interest they have in the proposed Merger, which may, in some cases, differ from those of the Company’s stockholders generally, will be set forth in the definitive proxy statement when it is filed with the SEC. Additional information regarding these individuals is set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, which was filed with the SEC on March 30, 2020. To the extent the holdings of the Company’s securities by the directors and executive officers of the Company have changed since the amounts set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. These documents (when available) may be obtained for free at the SEC’s website at www.sec.gov, and via the Company’s Investor Relations section of its website at https://www.mikrossystems.com/.

Cautionary Note Regarding Forward-Looking Statements

This document may include “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements relating to the completion of the merger. Forward-looking statements can usually be identified by the use of terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “evolve,” “expect,” “forecast,” “intend,” “looking ahead,” “may,” “opinion,” “plan,” “possible,” “potential,” “project,” “should,” “will” and similar words or expression. These statements are based on current expectations and assumptions that are subject to risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors, including: (1) risks related to the Company’s ability to complete the Merger on the proposed terms or on the proposed timeline or at all, including risks related to the timely receipt of the Requisite Stockholder Approval, (2) the possibility that other conditions to the completion of the Merger may not be satisfied, (3) the possibility that competing offers will be made, and (4) other risks associated with executing business combination transactions, disruption from the proposed acquisition making it more difficult to conduct business as usual or to maintain relationships with customers, employees, manufacturers, or suppliers, as well as other risks related to the Company’s respective businesses. The foregoing factors should be read in conjunction with the risks and cautionary statements discussed or identified in the public filings with the SEC made by the Company, including those listed under “Risk Factors” and “Disclosure Regarding Forward-Looking Statements” in the Company’s annual report on Form 10-K for the year ended December 31, 2019, and its other filings with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which such statements were made. Except as required by applicable law, the Company undertakes no obligation to update forward-looking statements to reflect events or circumstances arising after such date.

Item 9.01.	Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No.	Description
2.1*	Agreement and Plan of Merger, dated as of November 12, 2020 by and among Mikros Systems Corporation, Gyro Merger Sub Inc. and McKean Defense Group, Inc.
99.1	Form of Affiliate Agreement by and between McKean Defense Group, Inc. and the directors and officers of Mikros Systems Corporation, dated November 12, 2020
99.2	Joint Press Release, dated November 12, 2020

*

Pursuant to Item 601(b)(2) of Regulation S-K, the schedules to the Merger Agreement (identified therein) have been omitted from this Report and will be furnished supplementally to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MIKROS SYSTEMS CORPORATION

Dated: November 13, 2020	By:	/s/ Thomas J. Meaney
Thomas J. Meaney
Chief Executive Officer